                      UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                        FORM 8-K


                     CURRENT REPORT
          Pursuant to Section 13 of 15(d) of the
              Securities Exchange Act of 1934


            Report for Event: April 1, 1997


               OIL RETRIEVAL SYSTEMS, INC.
--------------------------------------------------------------
  (Exact name of registrant as specified in its charter)

    Arizona                0-5169              95-2782920
--------------------------------------------------------------
(State of other         (Commission         (IRS Employer
 jurisdiction of          File No.)          Identification
 incorporation)                                   No.)


5020 Collinwood Avenue, Suite 201, Fort Worth, Texas 76107
--------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number:  (817) 732-8739

           Sawyer-Adecor International, Inc.,
          9608 Windham Court, Stockton CA 95209
--------------------------------------------------------------
(Former name or former address, if changed since last report.)


             This Report Consists of 10 Pages


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.  ACQUISITION ON DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.  OTHER EVENTS

Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     7a. Required audited financial statements will be provided by Registrant on or before May 10, 1997.

     7b. Amended Pro Forma financial information as attached hereto as Exhibit - A and incorporated herein.

     7c.  Exhibit Index attached.

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ITEM 8.  SUPPLEMENTARY INFORMATION

     8a. The registrant sold 1,567,047 shares of its common stock on March 12, 1997.

     8b. There were neither underwriters nor placement agents involved in the sale of sold shares.

     8c. The corporation received the sum of $15,670.47 in United States currency.

     8d.  The shares were sold to the corporation as follows:
          (1) M. Patton Holdings, Ltd.
               - Bahamian Corp.                  200,000 shares
          (2) Phoenix Reserves, Inc.
               - Bahamian Corp.                  270,060 shares
          (3) Hardcastle Capital Ltd
               - British Virgin Islands           75,047 shares
          (4) TAH Holdings Corporation
               - Bahamian Corp.                  200,000 shares
          (5) Caymus Capital Ltd.
               - British Virgin Islands          250,000 shares
          (6) Que Qui Limited
               - British Virgin Islands          275,000 shares
          (7) Dynamo International Limited
               - British Virgin Islands          297,000 shares

     8e.  All shares were issued pursuant to Regulation S.

     8f.  As further consideration, the corporation set forth in
Item 8d have agreed to guarantee on behalf of the Registrant a credit facility in the amount of $1.4 million U.S. currency.

                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil Retrieval Systems, Inc.
Formerly known as; Sawyer Adecor International, Inc.
(Registrant)

Dated: April 17, 1997       By: /s/Joe Bill Bennett
                                ----------------------
                                Joe Bill Bennett
                                Vice President/Director
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                     EXHIBIT LIST


1.  Exhibit A -- Amended Financial Pro Forma

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                       EXHIBIT A
                       ---------

                OIL RETRIEVAL SYSTEMS, INC.
                      BALANCE SHEET

                                    1/1/97          2/28/97
                                ------------------------------
       ASSETS
Current Assets:
  Cash                           $   65,000        $   16,942
  Inventory (Work in Progress)    1,100,000         1,148,058
                                 -----------       -----------
    Total Current Assets          1,165,000         1,165,000
                                 -----------       -----------
Investment in marketable
  securities                      1,250,000         1,250,000
Goodwill                          1,000,000         1,000,000
Organizational Costs                  1,000             1,000
                                 -----------       -----------
                                 $3,416,000        $3,416,000
                                 ===========       ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Customer Deposit (Used
   against Deliveries)           $   65,000        $   65,000
                                 -----------       -----------
                                     65,000            65,000
                                 -----------       -----------
Stockholders' equity:
  Common stock (par value $.01;
    30 million share authorized;
    1,515,000 shares issued.)        11,510            11,510

  Paid-in capital                 3,339,490         3,339,490
  Retained Earnings                     ---               ---
                                 -----------       -----------
                                 $3,416,000        $3,416,000
                                 ===========       ===========

                    (Prepared without Audit)

                       EXHIBIT A (page 1)

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

             OIL RETRIEVAL SYSTEMS, INC.
               STATEMENT OF OPERATIONS
      FOR THE TWO MONTHS ENDED FEBRUARY 28, 1997

                                                       As of
                                                      2/28/97
                                                   ------------
Revenues (Deposit against Unit Sales)              $ 65,000.00

Cost of Sales
  Inventory Purchases                               (34,057.00)
  Equipment Expenses                                (13,061.28)

General and Administrative Expenses                    (939.15)
                                                   -----------
Net income before income taxes                     $ 16,942.57
                                                   ===========

Provision for income taxes                                 ---
                                                   -----------
Net income                                         $ 16,942.57
                                                   ===========

                    (Prepared without Audit)

                       EXHIBIT A (page 2)

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

             OIL RETRIEVAL SYSTEMS, INC.
              STATEMENT OF CASH FLOWS
      FOR THE TWO MONTHS ENDED FEBRUARY 28, 1997


Cash Flows from Operating Activities

Net Income (Deposits against Deliveries)           $ 65,000.00

Adjustments to reconcile net loss to net cash       (48,057.43)

  provide (used by operating activities):                  ---

   Depreciation                                            ---
                                                   -----------
Net cash from operating activities                 $ 16,942.57
                                                   -----------

Cash Flows From Investing Activities                       ---

Cash Flows From Financing Activities                       ---

Net Change in Cash and Cash Equivalents                    ---

Cash and Cash Equivalents,
  Beginning of the Period                          $ 65,000.00
  (Deposits against Deliveries)
                                                   -----------
Cash and Cash Equivalents, End of Period           $ 16,942.57
                                                   ===========

                      (Prepared without Audit)

                         EXHIBIT A (page 3)

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

                       OIL RETRIEVAL SYSTEMS, INC.
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY


                         Common Stock
                     -------------------   Paid-In     Retained
                       Shares    Amount    Capital     Earnings      Total
                     ---------  --------  ----------  ----------  ----------
Balance
 January 1, 1997     1,515,000   $11,510  $3,351,000    $---      $3,416,000

Net Income                                               ---             ---
                     ---------  --------  ----------  ----------  -----------
Balance
 February 28, 1997   1,515,000   $11,510  $3,351,000    $---      $3,416,000
                     =========  ========  ==========  ==========  ===========

                      (Prepared without Audit)

                          EXHIBIT A (page 4)

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             OIL RETRIEVAL SYSTEMS, INC.
             NOTES TO FINANCIAL STATEMENT
         JANUARY 1, 1997 - FEBRUARY 28, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
-----------------------------------------------------

Organization - Oil Retrieval Systems, Inc. ("Company") was incorporated under the laws of the State of Nevada on December 9, 1996.

Description of Business - The Primary business activities of Oil Retrieval Systems, Inc. - are the design, engineering, manufacturing and sale of portable swabbing units to the oil and gas industry. An ancillary business is the acquisition of shallow stripper oil and gas wells that are produced by utilizing the portable swabbing units. The company's manufacturing facility is located in Fort Worth, Texas.

Income Taxes - The company has income operating losses for its first two months of operation. As the utilization of such losses cannot be anticipated, a corresponding benefit has not been recorded.

NOTE 2 - STOCKHOLDERS' EQUITY
-----------------------------

On December 9, 1996, the company incorporated with 25,000,000 shares of $.01 par value common stock authorized. At February
28, 1997, there were 1,515,000 shares of common stock issued.

NOTE 3 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

The Company currently has no disputes nor contingencies. Cash deposits are utilized for unit sales work in progress for delivery.

                    (Prepared Without Audit)

                       EXHIBIT A (page 5)



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NOTE 4 - SIGNIFICANT SUBSEQUENT ENTITIES
----------------------------------------

On January 16, 1997, OIL RETRIEVAL SYSTEMS, INC. exchanged 20% of its common stock for 1 million shares of the common stock of Oilex, Inc. Oilex, Inc. is headquartered in Houston, Texas and is a publicly traded oil and gas company. Oilex Inc. is also a customer of the Company.

On February 13, 1997, Oil Retrieval Systems, Inc. entered into an asset acquisition agreement with Sawyer-Adecor International, Inc. (Sawyer) whereby Sawyer agreed to acquire all of the assets and liabilities of Oil Retrieval Systems, Inc. with 4,986,449 authorized but unissued shares of common stock and 52,271 shares of preferred "A" stock convertible to shares of common stock in Sawyer sufficient to equal ninety-five percent (95%) ownership position of Sawyer. On March 15, 1997 at a shareholder meeting, the Boards and stockholders of both Oil Retrieval Systems, Inc. and Sawyer approved the asset acquisition agreement.

NOTE 5 - GOING CONCERN
----------------------

The company has incurred positive gains since its inception.
For the first two months of business, it has incurred a positive working capital balance. However, substantial capital will be required for future operations. These factors raise substantial doubt about the company's ability to continue as a going concern. Management intends to infuse additional working capital into the Company so that it can exploit and develop its newly developed portable swabbing unit technology, thereby continuing to generate a positive cash flow.

The accompanying unaudited financial statements have been pre-pared on a going concerning basis, which contemplates continuity of operations, realization of assets and liquidation of liabil-ities in the ordinary course of business, and therefore do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                    (Prepared Without Audit)

                        EXHIBIT A (page 6)